EXHIBIT 10.3

AVISTAR COMMUNICATIONS CORPORATION

2000 DIRECTOR OPTION PLAN

(As Amended Effective June 1, 2005)

1.                                       Purposes of the Plan. The purposes of this 2000 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options.

2.                                       Definitions. As used herein, the following definitions shall apply:

(a)                                  “Annual Meeting of Stockholders” shall mean the Company’s annual meeting of stockholders.

(b)                                 “Board” shall mean the Board of Directors of the Company.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)                                 “Common Stock” shall mean the common stock of the Company.

(e)                                  “Company” shall mean Avistar Communications Corporation, a Delaware corporation.

(f)                                    “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(g)                                 “Director” shall mean a member of the Board.

(h)                                 “Disability” shall mean total and permanent disability as defined in section 22(e)(3) of the Code.

(i)                                     “Employee” shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(j)                                     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)                                  “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i)             If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)          If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii)       In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(l)                                     “Inside Director” shall mean a Director who is an Employee.

(m)                               “Option” shall mean a stock option granted pursuant to the Plan.

(n)                                 “Optioned Stock” shall mean the Common Stock subject to an Option.

(o)                                 “Optionee” shall mean a Director who holds an Option.

(p)                                 “Outside Director” shall mean a Director who is not an Employee.

(q)                                 “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(r)                                    “Plan” shall mean this 2000 Director Option Plan.

(s)                                  “Service Provider” means a Director or Consultant.

(t)                                    “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(u)                                 “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

3.                                       Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 814,000 Shares (the “Pool”) (the Shares may be authorized, but unissued, or reacquired Common Stock), together with an annual increase to the number of Shares reserved thereunder on the first day of the Company’s fiscal year, beginning with January 1, 2004, equal to the lesser of (i) 175,000 Shares, (ii) 1.0% of the outstanding Shares of Common Stock on the last day of each prior fiscal year or (iii) such amount as determined by the Board.

If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.                                       Administration and Grants of Options under the Plan.

(a)                                  Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i)                       No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

(ii)                    Each Outside Director shall be automatically granted a one-time Option to purchase 50,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option. The First Option for an Outside Director who has not previously received a stock option grant from the Company shall be for 50,000 Shares.

(iii)                 Each Outside Director shall subsequently be automatically granted an Option to purchase Shares (a “Subsequent Option”) on the date of the first meeting of the Board following the 2005 Annual Meeting of Stockholders, and on January 1st of each year thereafter, commencing with January 1, 2006, provided that (i) he or she is then an Outside Director and (ii) as of such date, he or she shall have served on the Board for at least the preceding six (6) months. The Subsequent Option shall be for 25,000 Shares.

(iv)                Each Outside Director who is a member of the Audit Committee of the Board of Directors shall also be automatically granted an additional Option to purchase Shares (a “Subsequent Audit Committee Option”) on the date of the first meeting of the Board following the 2005 Annual Meeting of Stockholders, and on January 1st of each year thereafter, commencing with January 1, 2006, provided that (i) he or she is then a member of the Audit Committee of the Board of Directors. The Subsequent Audit Committee Option shall be for 10,000 Shares for the Chairman of the Audit Committee and 5,000 Shares for each other member of the Audit Committee.

(v)                   Each Outside Director serving on the Board as of June 12, 2001 shall be automatically granted an Option to purchase 60,000 Shares at an exercise price equal to 100% of the fair market value on such date (a “One-Time Option”), as approved by the stockholders at the Company’s 2001 Annual Meeting of Stockholders.

(vi)                Notwithstanding the provisions of subsections (ii), (iii), (iv) and (v) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

(vii)             The terms of a First Option granted hereunder shall be as follows:

(A)                              the term of the First Option shall be ten (10) years.

(B)                                the First Option shall be exercisable only while the Optionee remains a Service Provider of the Company, except as set forth in Sections 8 and 10 hereof.

(C)                                the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option provided, however, that in the case of a First Option granted on the effective date of the Company’s initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission, the exercise price per share shall be the initial public offering price per share.

(D)                               subject to Section 10 hereof, the First Option shall become exercisable cumulatively as to ¼ of the Shares subject to the First Option on the first anniversary of the grant date and 1/48th of the Shares subject to the First Option in each month thereafter on the same day of each month as the grant date (if there is no corresponding day in any month, then the last day of such month), so that the First Option shall be fully exercisable four years after its date of grant, provided that the Optionee continues to serve as a Service Provider on such dates.

(viii)          The terms of a Subsequent Option granted hereunder shall be as follows:

(A)                              the term of the Subsequent Option shall be ten (10) years.

(B)                                the Subsequent Option shall be exercisable only while the Optionee remains a Service Provider of the Company, except as set forth in Sections 8 and 10 hereof.

(C)                                the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

(D)                               subject to Section 10 hereof, the Subsequent Option shall become exercisable cumulatively as to ¼ of the Shares subject to the Subsequent Option on the first anniversary of the grant date and 1/48th of the Shares subject to the Subsequent Option in each month thereafter on the same day of each month as the grant date (if there is no corresponding day in any month, then the last day of such month), so that the Subsequent Option shall be fully exercisable four years after its date of grant, provided that the Optionee continues to serve as a Service Provider on such dates.

(ix)                  The terms of a One-Time Option granted hereunder shall be as follows:

(A)                              the term of the One-Time Option shall be ten (10) years.

(B)                                the One-Time Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(C)                                the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the One-Time Option.

(D)                               subject to Section 10 hereof, the One-Time Option shall become exercisable cumulatively with respect to 1/4th of the One-Time Option at the end of each year after the date of grant, so that the One-Time Option shall be fully exercisable four years after its date of grant, provided that the Optionee continues to serve as a Director on such dates.

(x)                     In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

5.                                       Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

6.                                       Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan; provided, however, the Plan shall not become effective until the effective date of the Company’s initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

7.                                       Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

8.                                       Exercise of Option.

(a)  Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)  Termination of Continuous Status as a Service Provider. Subject to Section 10 hereof, in the event an Optionee’s status as a Service Provider terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her vested Options in accordance with the following provisions:

(i)             An Optionee who served as a Director on the Board less than twenty-four (24) months from the time of his or her appointment to the Board shall have three (3) months to exercise his or her Option(s) following his or her date of termination as a Service Provider;

(ii)          An Optionee who served as a Director on the Board for at least twenty-four (24) months but less than thirty-six (36) months from the time of his or her first appointment to the Board shall have one (1) year to exercise his or her Option(s) following his or her date of termination as a Service Provider.

(iii)       An Optionee who served as a Director on the Board for at least thirty-six (36) months from the time of his or her first appointment to the Board shall have two (2) years to exercise his or her Option(s) following his or her date of termination as a Service Provider.

The Optionee shall exercise his or her Option to the extent that the Optionee was entitled to exercise it on the date of such termination. To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(c)  Disability of Optionee. In the event Optionee’s status as a Service Provider terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(d)  Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

9.                                       Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

10.                                 Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)  Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

(c)  Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee’s status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

11.                                 Amendment and Termination of the Plan.

(a)  Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)  Effect of Amendment or Termination. Unless the Board expressly provides otherwise, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated. The Board may expressly provide with respect to a particular amendment or series of amendments of the Plan, that such amendment(s) shall be deemed to amend Options granted on or after the date of the amendment(s) and Options granted prior to the date of the amendment(s), provided however that no amendment shall be made which would impair the rights of any Optionee under any grant made prior to the date of the amendment without his or her consent. Amendments to the Plan effective June     , 2005 shall not affect Options already granted under the Plan prior to such date and such Options shall remain in full force and effect as if this Plan had not been amended. Any termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

12.                                 Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

13.                                 Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.                                 Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15.                                 Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

16.                                 Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.